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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 30, 1998

                          SYQUEST TECHNOLOGY, INC.
           (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)

                0-19674                                 94-2793941
         (Commission File Number)            (IRS Employer Identification No.)


47071 Bayside Parkway, Fremont, California                94538
 (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code (510) 226-4000

                               Not Applicable
       (Former name or former address, if changed since last report.)
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                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

Filing of Registration Statement on Form S-3

          On July 30, 1998, SyQuest Technology, Inc. ("Registrant") filed Amendment Number 1 to its Registration Statement on Form S-3 (the "Registration Statement"), registration statement number 333-56597, with respect to the resale of up to 44,741,512 shares of Registrant's Common Stock by certain Selling Stockholders (as described in the Registration Statement attached hereto as Exhibit 99.1 and incorporated herein by this reference).

Item 7.   Financial Statements and Exhibits

     c)   Exhibits

          99.1 Registrant's Registration Statement on Form S-3, as amended, as filed with the Securities and Exchange Commission on July 30, 1998.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYQUEST TECHNOLOGY, INC.
                                    (Registrant)


Date: August 3, 1998                By  /s/ Thomas C. Tokos
                                        -------------------
                                        Thomas C. Tokos
                                        General Counsel, Vice
                                        President and Secretary
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                                              Exhibit 99.1